DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

Supplement to the Fund's Statement of Additional Information
dated February 28, 2002

 The following sixth category of investors eligible to purchase the Institutional Class of each Fund is added to the first paragraph of the section of the Statement of Additional Information entitled "Institutional Class":

(f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans").

The following information is added to the section of the Statement of Additional Information entitled "INVESTMENT PLANS" immediately after the section entitled "Investing by Exchange":

Investing proceeds from Eligible 529 Plans

The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under "INVESTMENT PLANS-Investing by Exchange." The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

The date of this Supplement is July 17, 2002.